UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – January 21, 2010

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 21, 2010, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation’s financial condition as of December 31, 2009 and results of operations for the year and quarterly period then ended.  The press release is furnished as Exhibit 99.1 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press release dated January 21, 2010 regarding the year and quarterly period ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: January 28, 2010	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)